UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 13, 2016

CONSTELLATION BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564

(Address of principal executive offices)             (Zip Code)

Registrant’s telephone number, including area code        (585) 678-7100

                                          Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 13, 2016, Constellation Brands, Inc. (the “Company”), CIH International S.à r.l., an indirect wholly owned subsidiary of the Company organized under the laws of Luxembourg (“CIH”), CIH Holdings S.à r.l., an indirect wholly owned subsidiary of the Company organized under the laws of Luxembourg (“Holdings”), CB International Finance S.à r.l., an indirect wholly owned subsidiary of the Company organized under the laws of Luxembourg (“CB International” and together with CIH and Holdings, the “European Borrowers” and the European Borrowers together with the Company, the “Borrowers”), CI Cerveza S.à r.l., an indirect wholly owned subsidiary of the Company organized under the laws of Luxembourg, certain of the Company’s subsidiaries as guarantors (the “Guarantors”) of the Borrowers’ obligations under the Credit Agreement, Bank of America, N.A., as administrative agent (the “Administrative Agent”), and certain other lenders (the “Lenders”) entered into a Restatement Agreement (the “Restatement Agreement”) that amended and restated the Fourth Amended and Restated Credit Agreement dated as of March 10, 2016, by and among the Company, CIH, Holdings, the Administrative Agent and the other lenders thereto (the “Fourth Restated Credit Agreement” and as amended and restated by the Restatement Agreement, the “Fifth Restated Credit Agreement”).

The principal changes to the Fourth Restated Credit Agreement effected by the Restatement Agreement are (i) the creation of a new $400,000,000 European Term A-2 loan facility (“European Term A-2 Facility”) with CIH as the borrower, (ii) the adjustment of the Incremental Facilities Cap (as defined below) from a fixed dollar cap of $750,000,000 to a flexible cap of $750,000,000 plus an unlimited amount so long as the Company’s leverage ratio, as defined in the Fifth Restated Credit Agreement, is no greater than 4.50 to 1.00, and (iii) the addition of CB International as a new borrower under the European Revolving Credit Facility (as defined in the Fifth Restated Credit Agreement). In addition, certain baskets and thresholds contained in exceptions to certain of the negative covenants were increased or modified by the Restatement Agreement. Also, the European Borrowers entered into an Amended and Restated Cross-Guarantee Agreement.

The European Term A-2 Facility

The European Term A-2 Facility consists of a term loan that will be repaid in quarterly payments of principal equal to 1.25% of the original aggregate principal amount of the European Term A-2 Facility loan, with the balance payable on March 10, 2021.

The rate of interest payable on the European Term A-2 Facility loan, at CIH’s option, is equal to (i) LIBOR plus a margin, or (ii) the Base Rate plus a margin. The margin for the European Term A-2 Facility loan is adjustable based upon the Company’s leverage ratio, as defined in the Fifth Restated Credit Agreement, and is between 1.25% and 2.25% for LIBOR borrowings and 0.25% and 1.25% for Base Rate borrowings.

The obligations under the European Term A-2 Facility are guaranteed by the Company and certain of the Company’s U.S. subsidiaries. These obligations are also secured by a pledge of (i) 100% of certain interests in certain of the European Borrowers’ direct and indirect subsidiaries and (ii) 100% of the ownership interests in certain of the Company’s U.S. subsidiaries and 65% of the ownership interests in certain of the Company’s foreign subsidiaries, with certain standard exceptions.

Revolving Credit Facility

CB International was added as a borrower under the European Revolving Credit Facility, and the amount that the European Borrowers may borrow under this facility remains at $1,000,000,000. The Company may borrow up to the full $1,150,000,000 under the Revolving Credit Facilities (as defined in the Fifth Restated Credit Agreement).

The rate of interest payable on the Revolving Credit Facilities, at the applicable Borrower’s option, is equal to (i) LIBOR plus a margin, or (ii) the Base Rate plus a margin. The margin for the Revolving Credit Facilities is adjustable based upon the Company’s leverage ratio, as defined in the Fifth Restated Credit Agreement, and is between 1.25% and 2.25% for LIBOR borrowings and 0.25% and 1.25% for Base Rate borrowings.

The applicable European Borrower’s obligations under the European Revolving Credit Facility are guaranteed by the Company and certain of the Company’s U.S. subsidiaries. These obligations are also secured by a pledge of (i) 100% of certain interests in certain of the European Borrowers’ direct and indirect subsidiaries and (ii) 100% of the ownership interests in certain of the Company’s U.S. subsidiaries and 65% of the ownership interests in certain of the Company’s foreign subsidiaries, with certain standard exceptions.

As of October 17, 2016, none of the Borrowers had any outstanding revolving credit loans under the Fifth Restated Credit Agreement.

Incremental Facilities

The Restatement Agreement adjusted the maximum aggregate amount by which the Company may elect, subject to the willingness of existing or new lenders to fund such increase or term loans and other customary conditions, to increase the Lenders’ revolving credit commitments or add one or more tranches of additional term loans, other than term loans the proceeds of which are applied to repay existing term loans (the “Incremental Facilities Cap”). The Incremental Facilities Cap was adjusted from a fixed dollar cap of $750,000,000 to a flexible cap of $750,000,000 plus an unlimited amount so long as, on a pro forma basis, the Company’s leverage ratio, as defined in the Fifth Restated Credit Agreement, is no greater than 4.50 to 1.00 as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to the Fifth Restated Credit Agreement.

Amended and Restated Cross-Guarantee Agreement

CIH, Holdings, CB International and the Administrative Agent entered into the Amended and Restated Cross-Guarantee Agreement, dated as of October 13, 2016 (the “A&R Cross-Guarantee”), which amends and restates the Cross-Guarantee Agreement, dated as of March 10, 2016, by and among CIH, Holdings and the Administrative Agent. Pursuant to the A&R Cross-Guarantee, CIH, Holdings and CB International have each unconditionally and irrevocably guaranteed to the Administrative Agent, for the ratable benefit of the Lenders, the obligations of each of the other European Borrowers under the Fifth Restated Credit Agreement.

Other

Certain of the Lenders, the Administrative Agent and their affiliates have performed, and may in the future perform, various commercial banking, investment banking, lending, underwriting and brokerage services, and other financial and advisory services for the Company and its subsidiaries for which they have received, and will receive, customary fees and expenses. The Company and certain of its subsidiaries have, and may in the future, enter into derivative arrangements with certain of the Lenders and their affiliates. In addition, one of the Lenders is the trustee under an indenture for certain of the Company’s outstanding notes. Certain of the Lenders or their affiliates and affiliates of the Administrative Agent are lenders under certain credit facilities to a Sands family investment vehicle that, because of its relationship with members of the Sands family, is an affiliate of the Company. Such credit facilities are secured by pledges of shares of class A common stock of the Company, class B common stock of the Company, or a combination thereof and personal guarantees of certain members of the Sands’ family, including Richard Sands and Robert Sands. In addition, one of the

Company’s executive officers is a member of the boards of directors of one of the Lenders and certain of its affiliates.

The foregoing description of the Restatement Agreement and A&R Cross-Guarantee is a summary and is qualified in its entirety by reference to the Restatement Agreement and A&R Cross-Guarantee, copies of which are filed as Exhibit 4.1 and Exhibit 10.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
4.1	Restatement Agreement dated as of October 13, 2016, by and among the Company, CIH International S.à r.l., CIH Holdings S.à r.l., CB International Finance S.à r.l., CI Cerveza S.à r.l., the Guarantors, Bank of America, N.A., as administrative agent, and the Lenders party thereto, including the Fifth Amended and Restated Credit Agreement dated as of October 13, 2016, by and among the Company, CIH International S.à r.l., CIH Holdings S.à r.l., CB International Finance S.à r.l., Bank of America, N.A., as administrative agent, and the Lenders party thereto.

10.1	Amended and Restated Cross-Guarantee Agreement, dated as of October 13, 2016, by and among CIH International S.à r.l., CIH Holdings S.à r.l., CB International Finance S.à r.l., and Bank of America, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2016	CONSTELLATION BRANDS, INC.

	By:	/s/ David Klein
David Klein
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

(4.1)	Restatement Agreement dated as of October 13, 2016, by and among the Company, CIH International S.à r.l., CIH Holdings S.à r.l., CB International Finance S.à r.l., CI Cerveza S.à r.l., the Guarantors, Bank of America, N.A., as administrative agent, and the Lenders thereto, including the Fifth Amended and Restated Credit Agreement dated as of October 13, 2016, by and among the Company, CIH International S.à r.l., CIH Holdings S.à r.l., CB International Finance S.à r.l., Bank of America, N.A., as administrative agent, and the Lenders party thereto (filed herewith).

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.

(10)	MATERIAL CONTRACTS

(10.1)	Amended and Restated Cross-Guarantee Agreement, dated as of October 13, 2016, by and among CIH International S.à r.l., CIH Holdings S.à r.l., CB International Finance S.à r.l., and Bank of America, N.A., as administrative agent (filed herewith).

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

Not Applicable.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.

(101)	INTERACTIVE DATA FILE

Not Applicable.

(106)	STATIC POOL PDF

Not Applicable.